                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                     May 3, 2004
                                                                     -----------

                              PanAmSat Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        0-22531                                          95-4607698
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

      20 Westport Road, Wilton, CT                                   06897
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)

                                 (203) 210-8000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
         (Former Name and Former Address, if Changed Since Last Report.)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The press release attached as Exhibit 99.1 is furnished pursuant to Items 9 ("Regulation FD Disclosure") and 12 ("Results of Operations and Financial Condition").

     (c)  Exhibits

                  Exhibit No             Description
                  ----------             -------------
                  99.1                   Press Release

ITEM 9.  REGULATION FD DISCLOSURE

On May 3, 2004, PanAmSat Corporation issued a press release (the "Press Release") announcing certain financial results for the first quarter ended March 31, 2004 and updated certain financial guidance for the second quarter and the full-year 2004. A copy of the Press Release is attached as Exhibit 99.1.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 3, 2004, PanAmSat Corporation issued a press release (the "Press Release") announcing certain financial results for the first quarter ended March 31, 2004 and updated certain financial guidance for the second quarter and the full-year 2004. A copy of the Press Release is attached as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2004              PANAMSAT CORPORATION
                                Registrant


                                By:      /s/  James W. Cuminale
                                         ---------------------------------
                                Name:    James W. Cuminale
                                Title:   Executive Vice President, General
                                         Counsel and Secretary

                                  EXHIBIT INDEX


Exhibit No           Description
----------           -------------
99.1                 Press Release